[GRAPHIC]

                                                              1999 ANNUAL REPORT









                               AMERICAN STRATEGIC
                               INCOME PORTFOLIO II
                               BSP







[LOGO] -SM- FIRST AMERICAN
            ASSET MANAGEMENT

                                                    [LOGO] -SM- FIRST AMERICAN
                                                                ASSET MANAGEMENT


CONTENTS

1   Fund Overview

4   Financial Statements and Notes

14  Investments in Securities

18  Independent Auditors' Report

19  Federal Income Tax
    Information

20  Shareholder Update

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO II

PRIMARY INVESTMENTS Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. The fund may borrow using reverse repurchase agreements and revolving credit facilities. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Based on net asset value for the periods ended May 31, 1999

[CHART]

                                                                 Since Inception
                                     One Year      Five Year         7/30/1992
                                     --------      ---------     ---------------
American Strategic Income
  Portfolio II                         6.82%         8.94%            7.74%
Lehman Brothers Mutual Fund
  Government/Mortgage Index            4.66%         7.76%            6.17%

The average annual total returns for American Strategic Income Portfolio II are based on the change in its net asset value (NAV), assume all distributions were reinvested and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annual total returns Based on the change in market price for the one-year, five-year and since-inception periods ended May 31, 1999, were 10.06%, 7.26% and 6.23%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value.

Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The fund uses the Lehman Brothers Mutual Fund Government/ Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while American Strategic Income Portfolio II is comprised primarily of non-securitized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes.

The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

The since-inception number for the Lehman index is calculated from the month end following the fund's inception through May 31, 1999.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         NOT FDIC INSURED      NO BANK GUARANTEE       MAY LOSE VALUE
--------------------------------------------------------------------------------

FUND OVERVIEW
--------------------------------------------------------------------------------

FUND MANAGEMENT

JOHN WENKER
is primarily responsible for the management of American Strategic Income Portfolio II. He has 13 years of financial experience.

DAVID STEELE
assists with the management of American Strategic Income Portfolio II. He has 20 years of financial experience.

RUSS KAPPENMAN
assists with the management of American Strategic Income Portfolio II. He has 13 years of financial experience.

JULY 15, 1999

FOR THE ONE-YEAR PERIOD ENDED MAY 31, 1999, AMERICAN STRATEGIC INCOME PORTFOLIO II HAD A NET ASSET VALUE TOTAL RETURN OF 6.82%, WITH MUCH OF THE RETURN ATTRIBUTABLE TO INCOME GENERATED BY THE FUND.* This compares to a 4.66% return for the Lehman Brothers Mutual Fund Government/Mortgage Index. The fund's total return based on market price was 10.06%.* As of May 31, 1999, the fund traded at a discount to net asset value; the market price was $11.94 per share with a net asset value of $12.92 per share.

ALONG WITH ITS STABLE SHARE PRICE, THE FUND CONTINUED TO PROVIDE AN ATTRACTIVE DIVIDEND. For the one-year period, dividends paid amounted to $1.021 per share. The fund's annualized distribution rate was 8.54% based on the May 31 market price of $11.94 per share. Current monthly earnings of $0.0909 per share (based on an average of the three months ended May 31) would result in an annualized earnings rate of 9.14% based on the May 31 market price. Of course, past performance is no guarantee of future results, and those rates will fluctuate.

THE FUND'S MONTHLY DIVIDEND WAS INCREASED BY 0.25 CENTS PER SHARE, BEGINNING WITH THE DIVIDEND PAID IN AUGUST 1998, TO $0.0850 PER SHARE, AND WILL BE INCREASED AGAIN TO $0.0875 PER SHARE FOR THE DIVIDEND PAYABLE IN JULY 1999. The dividend reserve grew from $0.0939 per share to $0.1299 per share over the reporting period. This reserve continues to support dividend levels. For most of the year, we continued to benefit from high income generated by loans held in the portfolio. This has played a major role in allowing us to hold the dividend fairly steady.


* All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

PORTFOLIO COPOSITION
--------------------------------------------------------------------------------

As a percentage of total assets on May 31, 1999

Single Family Loans               31%
U.S. Treasury Securities          17%
U.S. Agency Mortgage-backed
  Securities                       5%
Other Assets                       1%
Commercial Loans                  18%
Multifamily Loans                 25%
Private Fixed-rate
Mortgage-backed Securities         3%

DELINQUENT LOAN PROFILE
--------------------------------------------------------------------------------

The chart below shows the percentage of single family loans** in the portfolio that are 30, 60, 90 or 120 days delinquent as of May 31, 1999, based on principal amounts outstanding.

Current                    90.9%
--------------------------------
30 Days                     4.3%
--------------------------------
60 Days                     2.0%
--------------------------------
90 Days                     0.1%
--------------------------------
120+ Days                   2.7%
--------------------------------

** As of May 31, 1999, there were no multifamily or commercial loans delinquent.


         1  1999  ANNUAL REPORT  AMERICAN STRATEGIC INCOME PORTFOLIO II

FUND OVERVIEW CONTINUED
--------------------------------------------------------------------------------

THE FUND MAINTAINED ITS FOCUSED STRATEGY. We continued to emphasize single family, multifamily and commercial whole loans. These types of mortgage securities represent approximately 74% of total assets, with the remainder invested primarily in U.S. Treasury securities and FNMA mortgage-backed securities. The higher interest rate environment of the last six months slowed mortgage prepayments in the portfolio. This has helped maintain income at attractive levels.

SINCE THE CAPITAL MARKETS VOLATILITY IN THE FALL OF 1998, THE COMMERCIAL REAL ESTATE MARKET HAS BEEN RELATIVELY STABLE. Commercial new construction has slowed for most property types and property sales have slowed as well. Generally, real estate markets across the country are in equilibrium with supply and demand in balance. This should help extend the real estate cycle and create a better outlook in the near term for the real estate risk associated with the fund.

AS WE HAVE STATED IN THE PAST, LOAN PREPAYMENTS OCCURRING IN TODAY'S INTEREST RATE ENVIRONMENT ARE TYPICALLY REINVESTED IN LOWER-YIELDING SECURITIES. Depending on interest rate and market trends in the months and years to come, this may eventually result in a reduced dividend. We continue to do all we can to find securities that offer current attractive yields within proper risk/reward relationships.

GEOGRAPHICAL DISTRIBUTION
--------------------------------------------------------------------------------
We attempt to by mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of May 31, 1999. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

[MAP]

Alabama          less than 0.50%
Alaska           less than 0.50%
Arizona          3%
Arkansas         less than 0.50%
California       13%
Colorado         6%
Connecticut      less than 0.50%
Delaware         less than 0.50%
Florida          8%
Georgia          1%
Hawaii           less than 0.50%
Idaho            less than 0.50%
Illinois         1%
Indiana          2%
Iowa             less than 0.50%
Kansas           less than 0.50%
Kentucky         2%
Louisiana        less than 0.50%
Maine            less than 0.50%
Maryland         less than 0.50%
Massachusetts    4%
Michigan         less than 0.50%
Minnesota        13%
Mississippi      less than 0.50%
Missouri         2%
Montana          1%
Nebraska         less than 0.50%
New Hampshire    less than 0.50%
New Jersey       3%
New Mexico       1%
New York         2%
Nevada           3%
North Carolina   less than 0.50%
North Dakota     2%
Ohio             1%
Oklahoma         4%
Oregon           1%
Pennsylvania     1%
Rhode Island     less than 0.50%
South Carolina   less than 0.50%
South Dakota
Tennessee        4%
Texas            17%
Utah             1%
Vermont          less than 0.50%
Virginia         1%
Washington       2%
West Virginia
Wisconsin        less than 0.50%
Wyoming

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         2  1999  ANNUAL REPORT  AMERICAN STRATEGIC INCOME PORTFOLIO II

FUND OVERVIEW CONTINUED
--------------------------------------------------------------------------------

THE FUND ACCEPTS CREDIT RISK THROUGH ITS INVESTMENT IN WHOLE LOANS. The fund bears the risk of loss that could arise from defaults on the underlying loans. To the extent that proceeds from the sale are less than the fund paid for the loan, the fund could suffer a loss. Net credit losses since the fund's inception have amounted to $0.21 per share. Over the past year, net gains due to foreclosure amounted to $0.006 per share. One advantage of the fund's investments in whole loans is that it can benefit from prepayment penalties on multifamily and commercial loans and from mortgage discount paydowns (loans purchased at a discount paying off at par). Since-inception gains from prepayment penalties have amounted to $0.22 per share and gains from mortgage discount paydowns have amounted to $0.34 per share. Through the reporting period, gains from prepayment penalties amounted to $0.03 per share and gains from mortgage discount paydowns amounted to $0.07 per share.

THANK YOU FOR YOUR INVESTMENT IN AMERICAN STRATEGIC INCOME PORTFOLIO II. We are pleased that the fund continues to generate a competitive return and stable income. Our attempts to control the credit risk inherent in this fund will continue. We appreciate your faith in our abilities and look forward to serving you in the coming year.

VALUATION OF WHOLE LOAN INVESTMENTS
--------------------------------------------------------------------------------
The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.

POSSIBLE REPURCHASE OFFER
--------------------------------------------------------------------------------
First American Asset Management intends to recommend that the fund's board of directors authorize the repurchase by the fund of up to 10% of its outstanding shares at net asset value if the average discount between the fund's net asset value and market price exceeds 5% during the 12 weeks preceding October 1. If the recommendation is approved by the fund's board, repurchase offers are expected to be mailed to shareholders in October, with share repurchases occurring in December.

--------------------------------------------------------------------------------


         3  1999  ANNUAL REPORT  AMERICAN STRATEGIC INCOME PORTFOLIO II

               FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  May 31, 1999
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......     $331,365,947
Real estate owned (identified cost: $314,572) (note 2)  ....         296,605
Accrued interest receivable  ...............................       2,787,483
Other assets  ..............................................          44,957
                                                              -----------------
  Total assets  ............................................     334,494,992
                                                              -----------------

LIABILITIES:
Reverse repurchase agreements payable  .....................     103,925,000
Accrued investment management fee  .........................         130,527
Bank overdraft  ............................................          98,684
Accrued administrative fee  ................................          39,374
Accrued interest  ..........................................         393,494
Other accrued expenses  ....................................          65,047
                                                              -----------------
  Total liabilities  .......................................     104,652,126
                                                              -----------------
  Net assets applicable to outstanding capital stock  ......     $229,842,866
                                                              -----------------
                                                              -----------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............     $254,116,250
Undistributed net investment income  .......................       2,310,497
Accumulated net realized loss on investments  ..............     (30,499,438)
Net unrealized appreciation of investments  ................       3,915,557
                                                              -----------------

  Total - representing net assets applicable to capital
    stock  .................................................     $229,842,866
                                                              -----------------
                                                              -----------------
* Investments in securities at identified cost  ............     $327,432,423
                                                              -----------------
                                                              -----------------

NET ASSET VALUE AND MARKET PRICE:
Net assets  ................................................     $229,842,866
Shares outstanding (authorized 1 billion shares of $0.01 par
  value)  ..................................................      17,790,520
Net asset value  ...........................................     $     12.92
Market price  ..............................................     $     11.94

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

         4  1999 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS  For the Year Ended May 31, 1999
 ................................................................................

INCOME:
Interest (net of interest expense of $4,082,332) ...........     $21,659,270
Rental income from real estate owned (note 2) ..............             459
                                                              -----------------

  Total investment income ..................................      21,659,729
                                                              -----------------

EXPENSES (NOTE 3):
Investment management fee  .................................       1,444,941
Administrative fee  ........................................         469,265
Custodian and accounting fees  .............................         150,197
Transfer agent fees  .......................................          22,504
Reports to shareholders  ...................................          86,788
Mortgage servicing fees  ...................................         438,659
Directors' fees  ...........................................           3,149
Audit and legal fees  ......................................          99,278
Other expenses  ............................................          64,262
                                                              -----------------
  Total expenses  ..........................................       2,779,043
    Less expenses paid indirectly  .........................         (30,291)
                                                              -----------------

  Total net expenses  ......................................       2,748,752
                                                              -----------------

  Net investment income  ...................................      18,910,977
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 (NOTE 4):
Net realized gain on investments in securities  ............         653,786
Net realized gain on real estate owned  ....................         112,865
                                                              -----------------

  Net realized gain on investments  ........................         766,651
Net change in unrealized appreciation or depreciation of
  investments  .............................................      (4,169,354)
                                                              -----------------

  Net loss on investments  .................................      (3,402,703)
                                                              -----------------

    Net increase in net assets resulting from operations
       .....................................................     $15,508,274
                                                              -----------------
                                                              -----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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         5  1999 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS  For the Year Ended May 31, 1999
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest and rental income .................................     $21,659,729
Net expenses ...............................................      (2,748,752)
                                                              -----------------
  Net investment income ....................................      18,910,977
                                                              -----------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable ....................         547,915
  Net amortization of bond discount and premium ............         414,201
  Change in accrued fees and expenses ......................          86,848
  Change in other assets ...................................          (7,496)
                                                              -----------------
    Total adjustments ......................................       1,041,468
                                                              -----------------

    Net cash provided by operating activities ..............      19,952,445
                                                              -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................      56,096,212
Purchases of investments ...................................     (86,241,713)
Net sales of short-term securities .........................       2,212,640
                                                              -----------------

    Net cash used by investing activities ..................     (27,932,861)
                                                              -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from reverse repurchase agreements ............      27,925,000
Retirement of fund shares ..................................      (1,862,964)
Distributions paid to shareholders .........................     (18,286,254)
                                                              -----------------

    Net cash provided by financing activities ..............       7,775,782
                                                              -----------------
Net decrease in cash .......................................        (204,634)
Cash at beginning of year ..................................         105,950
                                                              -----------------

    Cash at end of year ....................................     $   (98,684)
                                                              -----------------
                                                              -----------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements .............................................     $ 4,073,143
                                                              -----------------
                                                              -----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

         6  1999 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 YEAR ENDED          YEAR ENDED
                                                                   5/31/99             5/31/98
                                                              -----------------   -----------------
OPERATIONS:
Net investment income  .....................................     $18,910,977         $19,289,902
Net realized gain on investments  ..........................         766,651             952,274
Net change in unrealized appreciation or depreciation of
  investments  .............................................      (4,169,354)          7,156,805
                                                              -----------------   -----------------

  Net increase in net assets resulting from operations  ....      15,508,274          27,398,981
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................     (18,286,254)        (18,933,808)
                                                              -----------------   -----------------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Decrease in net assets from capital share transactions  ....      (1,862,964)        (25,900,956)
                                                              -----------------   -----------------
  Total decrease in net assets  ............................      (4,640,944)        (17,435,783)

Net assets at beginning of year  ...........................     234,483,810         251,919,593
                                                              -----------------   -----------------

Net assets at end of year  .................................     $229,842,866        $234,483,810
                                                              -----------------   -----------------
                                                              -----------------   -----------------

Undistributed net investment income  .......................     $ 2,310,497         $ 1,685,774
                                                              -----------------   -----------------
                                                              -----------------   -----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

         7  1999 Annual Report - American Strategic Income Portfolio II

               NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                      American Strategic Income Portfolio Inc. II (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. In addition, the fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol BSP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans, mortgage participations and mortgage servicing rights are determined no less frequently than weekly.

--------------------------------------------------------------------------------

         8  1999 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At May 31, 1999, loans representing 2.4% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single family whole loans and represent 4.8% of total single family principal outstanding at May 31, 1999. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss. The fund recognized net realized gains of $112,865 or $0.006 per share on real estate sold during the year ended May 31, 1999.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On May 31, 1999, the fund owned seven single family homes with an aggregate value of $296,605, or 0.13% of net assets.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of May 31, 1999, the fund had no outstanding when-issued or forward commitments.

--------------------------------------------------------------------------------

         9  1999 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the funds.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                      For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. In addition to repurchase agreements, the fund may invest in money market funds advised by the fund's advisor.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      On August 10, 1998, the fund entered into an investment advisory agreement with U.S. Bank National Association (U.S. Bank), acting through its division, First American Asset Management. Prior thereto, Piper Capital Management Incorporated (Piper Capital), which was acquired by U.S.

--------------------------------------------------------------------------------

        10  1999 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------
                      Bancorp on May 1, 1998, had served as the fund's advisor. U.S. Bank also serves as the fund's administrator under an administration agreement effective May 1, 1998. Prior thereto, Piper Capital provided services under an administration agreement through April 30, 1998.

                      The investment advisory agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the year ended May 31, 1999, the effective investment management fee incurred by the fund was 0.62%. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                      The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide regulatory, reporting and record-keeping services for the fund.

                      MORTGAGE SERVICING FEES
                      The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; expenses related to real estate owned; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses. During the year ended May 31, 1999, the fund paid $51,962 for custody services to U.S. Bank.

                      EXPENSES PAID INDIRECTLY
                      Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund and reimbursements of custodian fees received from mortgage servicers of $5,343 and $24,948, respectively.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                      Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the year ended May 31, 1999, aggregated $85,827,512 and $56,096,212, respectively. Included in proceeds from sales are $1,125,266 from sales of real estate owned and $562,488 from prepayment penalties.

--------------------------------------------------------------------------------

        11  1999 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

(5) CAPITAL LOSS
    CARRYOVER
 ............................
                      For federal income tax purposes, the fund had capital loss carryovers at May 31, 1999, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                            CARRYOVER     EXPIRATION
                                          -------------   ----------
                                           $  5,344,866      2003
                                             22,965,560      2004
                                                922,669      2005
                                              1,266,343      2006
                                          -------------
                                           $ 30,499,438
                                          -------------
                                          -------------

(6) CAPITAL SHARE
    TRANSACTIONS
 ............................
                      REPURCHASE OFFER
                      In 1997, the fund offered to purchase up to 10% of its outstanding shares at net asset value. The percentage of outstanding shares tendered, the number of shares tendered, the repurchase price per share and proceeds (including tender fees) paid by the fund were as follows:

 PERCENTAGE      SHARES      REPURCHASE
  TENDERED      TENDERED        PRICE      PROCEEDS PAID
 ----------   ------------   -----------   -------------
    10%          1,993,915      $12.99     $  25,900,956

                      RETIREMENT OF FUND SHARES
                      The fund's board of directors has approved a plan to repurchase shares of the fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market value was at a discount from net asset value. Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the fund cannot exceed 897,341 shares (5% of the outstanding shares as of September 9, 1998). The board of directors will review the plan every six months. The plan was last reviewed and reapproved by the board of directors on June 3, 1999. Pursuant to the plan, the fund repurchased and retired 156,300 shares during the year ended May 31, 1999, which represents 0.87% of the shares outstanding. The total cost of repurchasing these shares was $1,862,964. The weighted average discount per share from net asset value on shares purchased during the year ended May 31, 1999 was 8.85%.

--------------------------------------------------------------------------------

        12  1999 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      AMERICAN STRATEGIC INCOME PORTFOLIO II

                                               Year          Year       Year       Year       Year
                                              Ended         Ended      Ended      Ended      Ended
                                            5/31/99(e)     5/31/98    5/31/97    5/31/96    5/31/95
                                          --------------   --------   --------   --------   --------
PER-SHARE DATA
Net asset value, beginning of period ...      $13.07        $12.63     $12.78     $13.00     $12.97
                                              ------       --------   --------   --------   --------
Operations:
Net investment income ..................        1.06          1.03       0.98       0.99       1.21
Net realized and unrealized gains
  (losses) on investments ..............       (0.19)         0.41      (0.13)        --       0.17
                                              ------       --------   --------   --------   --------
    Total from operations ..............        0.87          1.44       0.85       0.99       1.38
                                              ------       --------   --------   --------   --------
Distributions to shareholders:
From net investment income .............       (1.02)        (1.00)     (1.00)     (1.21)     (1.35)
                                              ------       --------   --------   --------   --------
    Total distributions to
      shareholders .....................       (1.02)        (1.00)     (1.00)     (1.21)     (1.35)
                                              ------       --------   --------   --------   --------
Net asset value, end of period .........      $12.92        $13.07     $12.63     $12.78     $13.00
                                              ------       --------   --------   --------   --------
                                              ------       --------   --------   --------   --------
Per-share market value, end of
  period ...............................      $11.94        $11.81     $11.38     $10.63     $11.50
                                              ------       --------   --------   --------   --------
                                              ------       --------   --------   --------   --------
SELECTED INFORMATION
Total return, net asset value (a) ......        6.82%        11.74%      6.90%      7.84%     11.56%
Total return, market value (b) .........       10.06%        13.02%     17.19%      2.95%     (5.38)%
Net assets at end of period (in
  millions) ............................      $  230        $  234     $  252     $  255     $  262
Ratio of expenses to average weekly net
  assets including interest expense
  (c) ..................................        2.92%         3.39%      2.56%      2.39%      3.51%
Ratio of expenses to average weekly net
  assets excluding interest expense
  (c) ..................................        1.18%         1.38%      1.45%      1.26%      1.27%
Ratio of net investment income to
  average weekly net assets ............        8.06%         7.86%      7.73%      7.63%      9.60%
Portfolio turnover rate (excluding
  short-term securities) ...............          18%           48%        51%       105%        52%
Amount of borrowings outstanding at end
  of period (in millions) ..............      $  104        $   76     $   84     $   53     $   53
Per-share amount of borrowings
  outstanding at end of period .........      $ 5.84        $ 4.23     $ 4.21     $ 2.66     $ 2.61
Per-share amount of net assets,
  excluding borrowings, at end of
  period ...............................      $18.76        $17.30     $16.84     $15.44     $15.61
Asset coverage ratio (d) ...............         321%          409%       400%       581%       598%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) INCLUDES 0.01% AND 0.07% FROM FEDERAL EXCISE TAXES IN FISCAL YEARS 1996 AND 1995, RESPECTIVELY. FISCAL 1998 AND 1997 RATIOS INCLUDE 0.08% AND 0.18%, RESPECTIVELY, OF OPERATING EXPENSES ASSOCIATED WITH REAL ESTATE OWNED.
(d) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(e) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL TO U.S. BANK.

--------------------------------------------------------------------------------

        13  1999 Annual Report - American Strategic Income Portfolio II

                           INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO II                                           May 31, 1999
 ...................................................................................................................

                                                             Date                                          Market
Description of Security                                    Acquired   Par Value           Cost           Value (a)
---------------------------------------------------------  --------  -----------      ------------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (32.9%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (8.5%):
    FIXED RATE (8.5%):
      6.50%, FNMA, 5/17/29 ..............................   5/4/99    20,000,000(b)   $ 19,853,239      $ 19,531,200
                                                                                      ------------      ------------

  U.S. GOVERNMENT SECURITIES (24.4%):
      6.63%, U.S. Treasury Note, 3/31/02 ................  9/22/98    54,500,000(b)     55,810,002        55,986,215
                                                                                      ------------      ------------

        Total U.S. Government and Agency Securities .                                   75,663,241        75,517,415
                                                                                      ------------      ------------

PRIVATE MORTGAGE-BACKED SECURITIES (E) (4.3%):
  FIXED RATE (4.3%):
      8.74%, RFC 1997-NPC1, 8/27/23 .....................  3/27/97     9,817,428         9,850,818         9,800,372
                                                                                      ------------      ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (C,D,E) (106.3%):
  COMMERCIAL LOANS (25.7%):
      1336 and 1360 Energy Park Drive, 7.65%, 10/1/08 ...  9/29/98     2,976,180         2,976,180         2,871,525
      Bigelow Office Building, 9.00%, 4/1/07 ............  3/31/97     1,365,803         1,365,803         1,423,473
      Canton Commerce Center, 9.25%, 7/1/01 .............  6/27/96     3,307,284         3,307,284         3,400,040
      Centre Point Commerce Park, 9.00%, 6/1/12 .........   5/2/97       775,163           767,411           803,829
      Cottonwood Square, 9.30%, 5/1/04 ..................  4/16/97     2,774,031         2,774,031         2,874,514
      Doctors Medical Plaza, 8.00%, 2/1/08 ..............  1/27/98       875,980           875,980           866,205
      Fortune Park V, VI, VII, 8.00%, 1/1/04 ............  12/29/98    3,739,834         3,739,834         3,720,214
      Hillside Crossing South Shopping Center, 8.05%,
        1/1/05 ..........................................  12/22/97    1,768,402         1,768,402         1,744,333
      Hillside Office Park, 7.75%, 8/1/08 ...............   7/9/98       989,887           989,887           956,570
      Hollywood Plaza, 7.95%, 11/1/03 ...................  11/4/98     1,341,270         1,341,270         1,330,841
      Jamboree Building, 9.05%, 12/1/06 .................  11/15/96    1,942,892         1,923,463         2,008,566
      Minikadha Mini Storage III, 8.72%, 8/1/09 .........   8/1/97     2,936,652         2,936,652         2,973,689
      Minikahda Mini Storage V, 8.87%, 9/1/09 ...........  8/28/98     1,885,782         1,885,782         1,926,824
      Oak Knoll Village Shopping Center, 8.80%,
        7/1/05 ..........................................  6/10/98     1,386,656         1,386,656         1,420,653
      One Columbia, 8.00%, 1/1/08 .......................   1/2/98     1,334,759         1,334,759         1,316,758
      PennMont Office Building, 8.88%, 5/1/01 ...........  4/29/96     1,343,714         1,343,714         1,371,132

                                                             Date                                          Market
Description of Security                                    Acquired   Par Value           Cost           Value (a)
---------------------------------------------------------  --------  -----------      ------------      ------------
      PMG Center, 9.05%, 9/1/03 .........................  8/29/96     2,347,694      $  2,347,694      $  2,420,576
      Provident Bank Building, 8.80%, 11/1/01 ...........  10/4/96     2,713,714         2,686,577         2,770,570
      Rapid Park Parking Lot, 9.00%, 9/1/07 .............   8/7/97     3,678,115         3,678,115         3,826,255
      Ridgehill Professional Building, 7.50%, 1/1/09       12/7/98     2,687,573         2,687,573         2,566,207
      Ridgewood Estates Mobile Home Park, 8.55%,
        12/1/00 .........................................  11/14/95    2,052,019         2,048,678         2,076,930
      Rimrock Plaza, 7.75%, 12/1/08 .....................  12/2/98     3,241,920         3,241,920         3,113,574
      Rubin Center, 8.90%, 7/1/07 .......................  6/13/97     3,228,767         3,228,767         3,324,235
      Stevenson Office Building, Port Orchard Cinema and
        Jensen Industrial Building, 8.00%, 2/1/09          1/21/99     3,476,792         3,476,792         3,413,456
      Sundance Plaza, 7.25%, 11/1/08 ....................  10/29/98    1,158,347         1,158,347         1,112,906
      Wellington Professional Center, 8.80%, 11/1/01       11/1/96     2,683,340         2,683,340         2,739,457
      Westwood Business Park II, 13.00%, 6/1/99             5/7/99       700,000           693,000           652,511
                                                                                      ------------      ------------
                                                                                        58,647,911        59,025,843
                                                                                      ------------      ------------

  MULTIFAMILY LOANS (35.8%):
      Arbor at Dairy Ashford Apartments I, 8.00%,
        3/1/01 ..........................................   2/6/98     4,015,419         4,015,419         4,055,573
      Arbor at Dairy Ashford Apartments II, 10.00%,
        3/1/01 ..........................................   2/6/98       804,167           804,167           713,461
      Autumnwood, Southern Woods, Hinton Hollow, 9.10%,
        6/1/03 ..........................................  5/31/96     6,287,819         6,287,819         6,518,211
      Beverly Palms Apartments, 7.75%, 4/1/04 ...........  3/25/99    12,200,000        12,200,000        12,096,376
      Casa Carranza Apartments, 8.35%, 12/1/02 ..........  12/1/95     3,907,578         3,868,503         3,978,423
      Chardonnay Apartments, 8.70%, 1/1/07 ..............  12/18/96    4,271,809         4,250,450         4,431,690
      Deering Manor, 9.50%, 12/8/22 .....................  12/8/92     1,234,539         1,222,194         1,239,516
      Fremont Plaza Apartments, 7.50%, 7/1/08 ...........   7/1/98     2,643,635         2,643,635         2,575,819
      Harbor View Apartments, 9.50%, 1/25/18 ............  1/22/93       745,129           737,678           748,123
      Jaccard Apartments, 8.83%, 12/1/03 ................  11/1/96     2,748,988         2,748,988         2,847,897
      Kona Kai Apartments, 8.45%, 11/1/05 ...............  10/24/95    1,129,605         1,123,447         1,160,096

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        14  1999 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO II
(CONTINUED)

                                                             Date                                          Market
Description of Security                                    Acquired   Par Value           Cost           Value (a)
---------------------------------------------------------  --------  -----------      ------------      ------------
      Newport Apartments, 9.75%, 4/1/02 .................  3/10/95     1,334,062      $  1,317,386      $  1,374,084
      Normandale Lake Estates, 8.13%, 2/1/03 ............  1/16/96     2,403,015         2,399,616         2,428,994
      Park Place of Venice Apartments, 10.75%, 4/1/02 ...   3/2/95     2,590,551         2,576,803         2,668,267
      Park Terrace Apartments, 8.45%, 11/1/05 ...........  10/24/95    2,537,325         2,530,981         2,593,128
      Primrose Apartments, 8.63%, 11/1/07 ...............  10/19/95    1,082,858         1,081,158         1,120,513
      Rhode Island Chateau Apartments, 8.85%, 6/1/02 ....  5/21/97     2,784,932         2,784,932         2,768,524
      Sierra Madre Apartments, 8.40%, 7/1/02 ............  6/16/97     1,793,332         1,793,332         1,817,702
      Skyline Apartments, 8.80%, 12/1/03 ................  11/6/96     2,061,516         2,058,080         2,133,170
      The Gables at Westlake Apartments, 7.40%,
        2/1/08 ..........................................  1/16/98     6,422,906         6,422,906         6,222,375
      The Meadows, Fairfield Manor, Auburn Apartments,
        8.63%, 11/1/07 ..................................  10/19/95    1,662,019         1,660,404         1,725,304
      Vintage Apartments, 9.00%, 8/1/05 .................  8/15/95     2,864,130         2,859,675         2,998,283
      Westview Apartments, 7.80%, 3/1/03 ................  2/16/96     1,066,992         1,052,927         1,062,189
      Whispering Hills Apartments, 8.80%, 10/1/02 .......   9/8/95     2,043,193         2,019,480         2,095,742
      Whispering Hollow Apartments I, 8.00%, 3/1/01 .....   2/6/98     5,559,172         5,559,172         5,614,764
      Whispering Hollow Apartments II, 10.00%, 3/1/01 ...   2/6/98     1,113,333         1,113,333           987,754
      Windgate Apartments, 9.00%, 1/1/05 ................  12/23/97    2,675,088         2,675,088         2,675,088
      Winterland Apartments I, 9.35%, 7/1/12 ............   6/6/97       592,721           592,721           622,357
      Winterland Apartments II, 9.35%, 7/1/12 ...........   6/6/97     1,136,049         1,136,049         1,192,851
                                                                                      ------------      ------------
                                                                                        81,536,343        82,466,274
                                                                                      ------------      ------------

  SINGLE FAMILY LOANS (44.8%):
      Aegis III, 8.77%, 6/13/11                            5/13/97     1,655,588         1,614,780         1,676,385
      Amerivest Mortgage, 9.04%, 5/1/12 .................  9/28/93     2,147,325         1,589,020         2,175,989
      CTX Mortgage, 9.21%, 11/23/22 .....................  11/23/92    1,264,637         1,126,425         1,279,705
      Energy Park Loans, 12.20%, 12/1/22 ................  12/1/92       202,019           193,589           208,079
      Fairbanks III, 10.18%, 1/1/07 .....................  3/18/94       499,836           458,987           492,515
      Fairbanks IV, 8.75%, 7/3/11 .......................  11/3/94       575,309           494,283           564,970

                                                             Date                                          Market
Description of Security                                    Acquired   Par Value           Cost           Value (a)
---------------------------------------------------------  --------  -----------      ------------      ------------
      First Federal of Delaware, 8.09%, 2/1/18 ..........  1/29/93     3,304,861(b)   $  3,029,460      $  3,305,830
      Greenwich, 9.50%, 6/16/05 .........................  2/16/96       595,048           580,223           605,060
      Heartland Federal Savings & Loan, 11.38%,
        11/17/22 ........................................  11/17/92      131,764           126,437           102,275
      Kentucky Central Life, 9.39%, 5/1/22 ..............  2/12/93     2,435,479(b)      2,354,544         2,459,554
      Kislak, 10.02%, 6/30/20 .                            4/14/93     3,844,737(b)      3,615,072         3,855,282
      Maryland National Bank, 9.79%, 9/1/18 .............  1/29/93       673,167           646,406           689,355
      McDowell, 9.82%, 12/1/20 ..........................  12/11/92    2,265,589         2,266,582         2,327,024
      Merchants Bank, 10.41%, 12/1/20 ...................  12/18/92      935,165           942,853           960,296
      Meridian, 9.32%, 10/15/22 .........................  10/15/92      633,302           651,510           651,986
      Meridian III, 9.32%, 12/1/20 ......................  12/21/92    2,941,268(b)      2,804,723         2,991,568
      Minneapolis Employees Retirement Fund, 7.91%,
        2/10/14 .........................................  4/10/96     3,314,816(b)      3,075,856         3,229,414
      NationsBank, 8.66%, 10/1/07 .......................  12/10/92       50,926            47,362            51,930
      Neslund Properties, 9.88%, 2/1/23 .................  1/27/93     2,666,186         2,652,961         2,744,558
      Nomura I, 9.90%, 12/16/23 .........................  12/16/93    6,611,159(b)      6,852,789         6,707,339
      Nomura II, 8.61%, 3/22/15 .........................  8/22/94     8,203,560         7,807,567         7,617,373
      Nomura III, 8.23%, 8/29/17 ........................  9/29/95    12,678,332(b)     10,971,441        12,144,579
      Norwest II, 7.97%, 11/27/22 .......................  2/27/96     2,490,369(b)      2,477,883         2,481,937
      Norwest IV, 8.22%, 4/23/25 ........................  5/23/96     4,420,113(b)      4,392,830         4,355,601
      Norwest VII, 7.82%, 9/24/25 .......................  2/24/97     4,773,344(b)      4,639,833         4,727,469
      Norwest X, 7.88%, 4/1/25 ..........................  3/12/98     1,180,872         1,183,703         1,171,691
      Norwest XIII, 7.61%, 11/1/25 ......................  10/28/98    3,732,033(b)      3,713,373         3,676,367
      Norwest XIV, 7.25%, 3/1/25 ........................  12/3/98    11,521,305        11,406,092        11,158,787
      Norwest XV, 7.24%, 2/1/26 .........................  12/23/98    3,622,791         3,577,507         3,521,660
      Norwest XVI, 7.18%, 1/27/27 .......................   3/4/99     3,412,779         3,317,221         3,341,452
      Norwest XVII, 6.90%, 7/11/24 ......................  5/20/99     4,745,805         4,570,834         4,594,692
      Old Hickory Credit Union, 10.20%, 10/15/22 ........  10/28/92      989,120           991,683         1,004,049
      Paine Webber, 12.39%, 10/15/20 ....................  9/17/92       231,365           206,213           212,846
      PHH U.S. Mortgage, 8.75%, 1/1/12 ..................  12/30/92    2,877,269         2,799,906         2,808,217

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        15  1999 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO II
(CONTINUED)

                                                             Date      Shares/                          Market Value
Description of Security                                    Acquired   Par Value           Cost              (a)
---------------------------------------------------------  --------  -----------      ------------      ------------
      President Homes 92-4, Sales Inventory, 6.88%,
        10/15/20 ........................................  12/1/92        65,853      $     64,557      $     65,367
      President Homes 92-8, Sales Inventory, 8.13%,
        11/24/22 ........................................   3/1/93       122,264           121,327           106,239
      Progressive Consumers Federal Credit Union, 11.63%,
        10/15/22 ........................................  11/5/92       149,587           140,934           152,454
      Salomon, 7.64%, 12/28/16 ..........................  7/28/94     2,510,812(b)      2,404,102         2,496,031
      Sears Mortgage, 9.10%, 11/18/22 ...................  11/18/92      225,004           214,882           231,758
                                                                                      ------------      ------------
                                                                                       100,125,750       102,947,683
                                                                                      ------------      ------------

        Total Whole Loans and Participation Mortgages
            .............................................                              240,310,004       244,439,800
                                                                                      ------------      ------------

SHORT-TERM SECURITIES (0.7%):
      First American Prime Obligations Fund .............  5/31/99     1,608,360(f)      1,608,360         1,608,360
                                                                                      ------------      ------------

        Total Investments in Securities: (g)  ...........                             $327,432,423      $331,365,947
                                                                                      ------------      ------------
                                                                                      ------------      ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) ON MAY 31, 1999, SECURITIES VALUED AT $111,608,252 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                             NAME OF BROKER
              ACQUISITION                        ACCRUED     AND DESCRIPTION
   AMOUNT       DATE       RATE*        DUE     INTEREST      OF COLLATERAL
------------  ---------  ----------  ---------  ---------  -------------------
$ 18,925,000   5/17/99        4.87%    5/15/00  $  38,413              (1)
  53,000,000   5/3/99         4.83%     6/1/99    206,214              (2)
  32,000,000   5/3/99         5.78%     6/1/99    148,867              (3)
------------                                    ---------
$103,925,000                                    $ 393,494
------------                                    ---------
------------                                    ---------

* INTEREST RATE AS OF MAY 31, 1999. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

Name of broker and description of collateral:
         (1) MORGAN STANLEY DEAN WITTER;
            FNMA, 6.50%, 5/17/29, $20,000,000 PAR
         (2) NOMURA;
            U.S. TREASURY NOTE, 6.63%, 3/31/02, $51,090,000 PAR
         (3) NOMURA;
            FIRST FEDERAL OF DELAWARE, 8.09%, 2/1/18, $2,050,833 PAR KENTUCKY CENTRAL LIFE, 9.39%, 5/1/22, $2,136,321 PAR
            KISLAK, 10.02%, 6/30/20, $2,937,232 PAR
            MERIDIAN III, 9.32%, 12/1/20, $2,392,800 PAR
            MINNEAPOLIS EMPLOYEES RETIREMENT FUND, 7.91%, 2/10/14,
              $3,066,194 PAR
            NOMURA I, 9.90%, 12/16/23, $5,186,988 PAR
            NOMURA III, 8.23%, 8/29/17, $6,386,390 PAR
            NORWEST II, 7.97%, 11/27/22, $2,412,121 PAR
            NORWEST IV, 8.22%, 4/23/25, $4,222,603 PAR
            NORWEST VII, 7.82%, 9/24/25, $3,211,950 PAR
            NORWEST XIII, 7.61%, 11/1/25, $3,732,033 PAR
            SALOMON, 7.64%, 12/28/16, $2,257,547 PAR

         THE FUND HAS ENTERED INTO A LENDING COMMITMENT WITH NOMURA. THE AGREEMENT PERMITS THE FUND TO ENTER INTO REVERSE REPURCHASE AGREEMENTS UP TO $50,000,000 USING WHOLE LOANS AS COLLATERAL. THE FUND PAYS A FEE OF 0.25% TO NOMURA ON THE UNUSED PORTION OF A $50,000,000 LENDING COMMITMENT.

(c) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON MAY 31, 1999. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF MAY 31, 1999.
(d) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

Commercial Loans:
         1336 AND 1360 ENERGY PARK DRIVE - ST. PAUL, MN
         BIGELOW OFFICE BUILDING - LAS VEGAS, NV
         CANTON COMMERCE CENTER - CANTON, MA
         CENTRE POINT COMMERCE PARK - ORLANDO, FL
         COTTONWOOD SQUARE - COLORADO SPRINGS, CO
         DOCTORS MEDICAL PLAZA - COLORADO SPRINGS, CO
         FORTUNE PARK V, VI, VII - INDIANAPOLIS, IN
         HILLSIDE CROSSING SOUTH SHOPPING CENTER - ELK RIVER, MN
         HILLSIDE OFFICE PARK - ELK RIVER, MN
         HOLLYWOOD PLAZA - MILWAUKIE, OR
         JAMBOREE BUILDING - COLORADO SPRINGS, CO
         MINIKADHA MINI STORAGE III - ST. PAUL, MN
         MINIKADHA MINI STORAGE V - ST. PAUL, MN
         OAK KNOLL VILLAGE SHOPPING CENTER - AUSTIN, TX
         ONE COLUMBIA - ALISO VIEJO, CA
         PENNMONT OFFICE BUILDING - ALBUQUERQUE, NM
         PMG CENTER - FORT LAUDERDALE, FL
         PROVIDENT BANK BUILDING - DESOTO, TX
         RAPID PARK PARKING LOT - MINNEAPOLIS, MN
         RIDGEHILL PROFESSIONAL BUILDING - MINNETONKA, MN
         RIDGEWOOD ESTATES MOBILE HOME PARK - LAYTON, UT
         RIMROCK PLAZA - BILLINGS, MT
         RUBIN CENTER - CLEARWATER, FL
         STEVENSON OFFICE BUILDING, PORT ORCHARD CINEMA AND JENSEN BUILDING -
           STEVENSON, PORT ORCHARD AND ARLINGTON, WA
         SUNDANCE PLAZA - COLORADO SPRINGS, CO
         WELLINGTON PROFESSIONAL CENTER - WELLINGTON, FL
         WESTWOOD BUSINESS PARK II - FARMERS BRANCH, TX

--------------------------------------------------------------------------------

        16  1999 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

Multifamily Loans:
         ARBOR AT DAIRY ASHFORD APARTMENTS I - HOUSTON, TX
         ARBOR AT DAIRY ASHFORD APARTMENTS II - HOUSTON, TX
         AUTUMNWOOD, SOUTHERN WOODS, HINTON HOLLOW - KNOXVILLE, TN
         BEVERLY PALMS APARTMENTS - HOUSTON, TX
         CASA CARRANZA APARTMENTS - MESA, AZ
         CHARDONNAY APARTMENTS - TULSA, OK
         DEERING MANOR - NASHWAUK, MN
         FREMONT PLAZA APARTMENTS - PHOENIX, AZ
         HARBOR VIEW APARTMENTS - GRAND MARAIS, MN
         JACCARD APARTMENTS - UNIVERSITY CITY, MO
         KONA KAI APARTMENTS - PUEBLO, CO
         NEWPORT APARTMENTS - WHITE SETTLEMENT, TX
         NORMANDALE LAKE ESTATES - BLOOMINGTON, MN
         PARK PLACE OF VENICE APARTMENTS - VENICE, FL
         PARK TERRACE APARTMENTS - PUEBLO, CO
         PRIMROSE APARTMENTS - GRAND FALLS, ND
         RHODE ISLAND CHATEAU APARTMENTS - ST. LOUIS PARK, MN
         SIERRA MADRE APARTMENTS - LAS VEGAS, NV
         SKYLINE APARTMENTS - KANSAS CITY, KS
         THE GABLES AT WESTLAKE APARTMENTS - OKLAHOMA CITY, OK
         THE MEADOWS, FAIRFIELD MANOR, AUBURN APARTMENTS - WAHPETON, ND
         VINTAGE APARTMENTS - KERMAN, CA
         WESTVIEW APARTMENTS - AUSTIN, TX
         WHISPERING HILLS APARTMENTS - NASHVILLE, TN
         WHISPERING HOLLOW APARTMENTS I - DALLAS, TX
         WHISPERING HOLLOW APARTMENTS II - DALLAS, TX
         WINDGATE APARTMENTS - LOUISVILLE, KY
         WINTERLAND APARTMENTS I - GRAND FORKS, ND
         WINTERLAND APARTMENTS II - GRAND FORKS, ND

Single Family Loans:
         AEGIS III - 59 LOANS, TEXAS
         AMERIVEST MORTGAGE - 34 LOANS, MASSACHUSETTS
         CTX MORTGAGE - 16 LOANS, UNITED STATES
         ENERGY PARK LOANS - 3 LOANS, MINNESOTA
         FAIRBANKS III - 7 LOANS, WESTERN UNITED STATES
         FAIRBANKS IV - 10 LOANS, UNITED STATES
         FIRST FEDERAL OF DELAWARE - 71 LOANS, UNITED STATES
         GREENWICH - 8 LOANS, COLORADO
         HEARTLAND FEDERAL SAVINGS & LOAN - 2 LOANS, CALIFORNIA
         KENTUCKY CENTRAL LIFE - 77 LOANS, KENTUCKY
         KISLAK - 74 LOANS, CENTRAL AND SOUTHERN UNITED STATES
         MARYLAND NATIONAL BANK - 13 LOANS, EASTERN UNITED STATES
         MCDOWELL - 46 LOANS, GEORGIA
         MERCHANTS BANK - 32 LOANS, VERMONT
         MERIDIAN - 9 LOANS, CALIFORNIA AND FLORIDA
         MERIDIAN III - 58 LOANS, CALIFORNIA
         MINNEAPOLIS EMPLOYEES RETIREMENT FUND - 94 LOANS, MINNESOTA
         NATIONSBANK - 6 LOANS, GEORGIA
         NESLUND PROPERTIES - 105 LOANS, MINNESOTA
         NOMURA I - 161 LOANS, CALIFORNIA AND TEXAS
         NOMURA II - 146 LOANS, UNITED STATES
         NOMURA III - 197 LOANS, MIDWESTERN UNITED STATES
         NORWEST II - 26 LOANS, MIDWESTERN UNITED STATES
         NORWEST IV - 30 LOANS, MIDWESTERN UNITED STATES
         NORWEST VII - 36 LOANS, MIDWESTERN UNITED STATES
         NORWEST X - 9 LOANS, MIDWESTERN UNITED STATES
         NORWEST XIII - 32 LOANS, MIDWESTERN UNITED STATES
         NORWEST XIV - 68 LOANS, MIDWESTERN UNITED STATES
         NORWEST XV - 24 LOANS, MIDWESTERN UNITED STATES
         NORWEST XVI - 27 LOANS, MIDWESTERN UNITED STATES
         NORWEST XVII - 44 LOANS, MIDWESTERN UNITED STATES
         OLD HICKORY CREDIT UNION - 33 LOANS, TENNESSEE
         PAINE WEBBER - 7 LOANS, NEW JERSEY
         PHH U.S. MORTGAGE - 25 LOANS, UNITED STATES
         PRESIDENT HOMES 92-4, SALES INVENTORY - 1 LOAN, MICHIGAN
         PRESIDENT HOMES 92-8, SALES INVENTORY - 2 LOANS, KANSAS
         PROGRESSIVE CONSUMERS FEDERAL CREDIT UNION - 2 LOANS, MASSACHUSETTS
         SALOMON - 34 LOANS, NEW JERSEY
         SEARS MORTGAGE - 4 LOANS, UNITED STATES

(e)  SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN
     REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES
     ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON MAY 31, 1999, THE TOTAL
     MARKET VALUE OF THESE INVESTMENTS WAS $254,240,172 OR 110.6% OF TOTAL NET
     ASSETS.
(f)  THIS MONEY MARKET FUND IS ADVISED BY U.S. BANK WHICH ALSO SERVES AS ADVISOR
     FOR THE FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(g)  ON MAY 31, 1999, THE COST OF INVESTMENTS IN SECURITIES, INCLUDING REAL
     ESTATE OWNED, FOR FEDERAL INCOME TAX PURPOSES WAS $327,746,995. THE
     AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN
     SECURITIES, INCLUDING REAL ESTATE OWNED, BASED ON THIS COST WERE AS
     FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  6,305,551
      GROSS UNREALIZED DEPRECIATION ......    (2,389,994)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  3,915,557
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

        17  1999 Annual Report - American Strategic Income Portfolio II

               INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      AMERICAN STRATEGIC INCOME PORTFOLIO INC. II:

                      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of American Strategic Income Portfolio Inc. II as of May 31, 1999, and the related statements of operations, cash flows, changes in net assets and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The statement of changes in net assets for the year ended May 31, 1998 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated July 10, 1998, expressed an unqualified opinion.

                      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                      In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc. II at May 31, 1999, and the results of its operations and its cash flows, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                      /s/ Ernst & Young LLP

                      Minneapolis, Minnesota
                      July 1, 1999

--------------------------------------------------------------------------------

        18  1999 Annual Report - American Strategic Income Portfolio II

                 FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on
                      Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

PAYABLE DATE                              AMOUNT
----------------------------------------  -------
June 24, 1998 ..........................  $0.0825
July 29, 1998 ..........................   0.0825
August 26, 1998 ........................   0.0850
September 23, 1998 .....................   0.0850
October 28, 1998 .......................   0.0850
November 24, 1998 ......................   0.0850
December 16, 1998 ......................   0.0910
January 13, 1999 .......................   0.0850
February 24, 1999 ......................   0.0850
March 24, 1999 .........................   0.0850
April 28, 1999 .........................   0.0850
May 26, 1999 ...........................   0.0850
                                          -------
  Total ................................  $1.0210
                                          -------
                                          -------

--------------------------------------------------------------------------------

        19  1999 Annual Report - American Strategic Income Portfolio II

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                      ANNUAL MEETING RESULTS
                      An annual meeting of the fund's shareholders was held on August 10, 1998. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                      (1) The fund's shareholders elected the following
                          directors:

                                             SHARES       SHARES WITHHOLDING
                                           VOTED "FOR"    AUTHORITY TO VOTE
                                          -------------   ------------------
David T. Bennett .......................    13,145,145         1,608,859
Robert J. Dayton .......................    13,159,410         1,594,594
Roger A. Gibson ........................    13,160,094         1,593,910
Andrew M. Hunter III ...................    13,171,527         1,582,477
Leonard W. Kedrowski ...................    13,171,710         1,582,294
Robert L. Spies ........................    13,171,442         1,582,562
Joseph D. Strauss ......................    13,171,383         1,582,621
Virginia L. Stringer ...................    13,171,977         1,582,027

                      (2) The fund's shareholders approved an interim advisory
                          agreement between the fund and Piper Capital
                          Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement. The following votes were cast regarding this matter:

     SHARES            SHARES                        BROKER
  VOTED "FOR"      VOTED "AGAINST"    ABSTENTIONS   NON-VOTES
 --------------   -----------------   -----------   ---------
   13,701,373          792,387          260,242        --

                      (3) The fund's shareholders approved a new investment
                          advisory agreement between the fund and U.S. Bank. The following votes were cast regarding this matter:

     SHARES            SHARES                        BROKER
  VOTED "FOR"      VOTED "AGAINST"    ABSTENTIONS   NON-VOTES
 --------------   -----------------   -----------   ---------
   13,698,589          778,115          277,299        --

                      (4) The fund's shareholders ratified the selection by a
                          majority of the independent members of the fund's Board of Directors of KPMG LLP as the independent public accountants for the fund for the fiscal year ending May 31, 1999. The following votes were cast regarding this matter:

     SHARES            SHARES                        BROKER
  VOTED "FOR"      VOTED "AGAINST"    ABSTENTIONS   NON-VOTES
 --------------   -----------------   -----------   ---------
   14,487,288           92,379          174,337        --

                      CHANGE OF ACCOUNTANTS
                      On March 12, 1999, KPMG LLP ("KPMG") resigned as independent accountants for the fund. KPMG's reports on the fund's financial statements for the past two years have not contained an adverse opinion or a disclaimer of opinion, and have not been qualified as to uncertainty, audit scope, or accounting principles. In addition, there have not been any disagreements with KPMG during the fund's two most recent fiscal years on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the

--------------------------------------------------------------------------------

        20  1999 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------
                      disagreement in connection with its reports. The fund's board of directors, upon the recommendation of the audit committee, appointed Ernst & Young LLP as the independent accountants for the funds for the fiscal year ending May 31, 1999.

                      SHARE REPURCHASE PROGRAM
                      Your funds board of directors has approved a share repurchase program, which enables the fund to buy back shares of its common stock in the open market. Repurchases may only be made when the previous days closing market price per share was at a discount from net asset value. Repurchases cannot exceed 5% of the funds outstanding shares as of September 9, 1998.

                      WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS? We do not expect any adverse impact on the advisors ability to manage the fund.

                      Because repurchases will be at a price below net asset value, remaining shares outstanding may experience a slight increase in net asset value. Although the effect of share repurchases on the market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares. We do not anticipate any material increase in the funds expense ratio.

                      WHEN WILL SHARES BE REPURCHASED?
                      Share repurchases may be made from time to time and may be discontinued at any time. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value; all repurchases will be at the discretion of the funds investment advisor. The board of directors' decision whether to continue the share repurchase program will be reported in the next shareholder report.

                      HOW WILL SHARES BE REPURCHASED?
                      We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

                      TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                      As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company ("IFTC"), the plan agent.

                      ELIGIBILITY/PARTICIPATION
                      You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

--------------------------------------------------------------------------------

        21  1999 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                      Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing IFTC at least 10 days before each shares dividend and/or capital gains distribution.

                      PLAN ADMINISTRATION
                      Beginning no more than five business days before the dividend payment date, IFTC will buy shares of the fund on the New York Stock Exchange (NYSE) or else where on the open market only when the price of the fund's shares on the NYSE plus commissions is at less than a 5% premium over the fund's most recently calculated net asset value ("NAV") per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, IFTC will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

                      By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

                      There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                      IFTC maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by IFTC in noncertificated form in your name.

                      TAX INFORMATION
                      Distributions invested in additional shares of the fund are subject to income tax, to the same extent if received as cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

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        22  1999 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      PLAN WITHDRAWAL
                      If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                      If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                      If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                      PLAN AMENDMENT/TERMINATION
                      The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

                      Any questions about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

                      YEAR 2000 UPDATE
                      Like other mutual funds and business and financial organizations, the fund could be adversely affected if the computer systems used by the funds advisor, other service providers and entities with computer systems that are linked to fund records do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on the fund, the fund s administrator has undertaken a program designed to assess and monitor the steps being taken by the funds service providers to address year 2000 issues. This program includes seeking assurances from service providers that their systems are or will be year 2000 compliant and reviewing service providers test results for year 2000 compliance. The administrator and the advisor also report regularly to the funds board of directors concerning their own and other service providers progress toward year 2000 readiness. Although these reports indicate that service providers are or expect to be year 2000 compliant, there can be no assurance that this will be the case in all instances or that year 2000 difficulties experienced by others in the financial services industry will not impact the fund.

                      In addition, there can be no assurance that year 2000 difficulties will not have an adverse effect on the funds investments or on global markets or economies, generally. The fund is not bearing any of the expenses incurred by its service providers in preparing for the year 2000 or in reporting on these matters to the funds board of directors.

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        23  1999 Annual Report - American Strategic Income Portfolio II

[LOGO] -SM- FIRST AMERICAN
            ASSET MANAGEMENT

            AMERICAN STRATEGIC INCOME PORTFOLIO II

            1999   ANNUAL REPORT











7/1999    296-99

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